EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarter Report of US Fuel Corporation. (the "Company") on Form 10-Q for the quarter ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Bagot, President/Chief Executive Officer of US Fuel Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harry Bagot
Harry Bagot
President/Chief Executive Officer

Date:  August 14, 2014